UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SUSPECT DETECTION SYSTEMS INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SUSPECT DETECTION SYSTEMS INC.
150 West 56th Street
Suite 4005
New York, New York 10019

December __, 2011

Dear Stockholders:

We cordially invite you to attend our Special Meeting of Stockholders.  The meeting will be held on February 9, 2012, at 9:00 a.m. local time, at 580 Broadway, Suite 1107, New York, New York 10012.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card.  At the meeting, we will vote on the following matters:

1.
To authorize the amendment of our Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from two hundred fifty million (250,000,000) shares of common stock, $.0001 par value per share to two billion five hundred million (2,500,000,000) shares of common stock, $.0001 par value per share.

2.	To transact such other business as may properly be brought before a special meeting of the stockholders of our company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting.  If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Suspect Detection Systems Inc.

By:	/s/ Gil Boosidan
Gil Boosidan
Chief Executive Officer

SUSPECT DETECTION SYSTEMS INC.
150 West 56th Street
Suite 4005
New York, New York 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A special meeting the (“ Meeting ”) of the stockholders of Suspect Detection Systems Inc. (the “ Company ”) will be held on February 9, 2012, at 9:00 a.m., at 580 Broadway, Suite 1107, New York, New York 10012, for the following purposes:

1.
To authorize the amendment of our Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from two hundred fifty million (250,000,000) shares of common stock, $.0001 par value per share to two billion five hundred million (2,500,000,000) shares of common stock, $.0001 par value per share.

2.	To transact such other business as may properly be brought before a special meeting of the stockholders of the Company or any adjournment thereof.

You may vote at the meeting if you were a stockholder at the close of business on December 19, 2011 (the “Record Date”).  Only stockholders of record at the Record Date are entitled to notice of and to vote at the Meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the Meeting.  If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Meeting in accordance with your instructions.   For more instructions, please see the Questions and Answers beginning on page 1 of this Proxy Statement and the instructions on the attached proxy card.

By Order of the Board of Directors,

By:	/s/ Gil Boosidan
Gil Boosidan
Chief Executive Officer

New York, New York
December __, 2011

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.  PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.0001 par value (the “ Common Stock ”), of Suspect Detection Systems Inc., a Delaware corporation (the “ Company ”), commencing on or about __________, 2012, in connection with the solicitation of proxies by the Board of Directors of the Company (the “ Board ”) for use at the special meeting of the stockholders of the Company (the “ Meeting ”) to be held at 580 Broadway, Suite 1107, New York, New York 10012 on February 9, 2012 at 9:00 a.m.  You are invited to attend the Meeting and are requested to vote on the proposal described in this Proxy Statement.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be held on February 9, 2012: Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials including a proxy card, and by notifying you of the availability of our proxy materials on the Internet.  This Proxy Statement and the Notice of Meeting are available at http://__________________________________.

QUESTIONS AND ANSWERS ABOUT THIS
 PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposal to be voted on at the Special Meeting, the voting process, the security ownership of certain beneficial owners and management, and certain other required information.

On what matters am I voting?

Our Board seeks stockholder approval for the proposal to amend our Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from two hundred fifty million (250,000,000) shares of common stock to two billion five hundred million (2,500,000,000) shares of common stock. The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of common stock which will be available in the event our Board determines that it is necessary and appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and/or similar transactions or for other corporate purposes.

The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of the Company. For full and further details, please see our description under Proposal No. 1 below.

The stockholders will also transact any other business that properly comes before the Meeting.

What is our Board’s voting recommendation?

The Board has approved the increase in the authorized capital of the Company from two hundred fifty million (250,000,000) shares of common stock to two billion five hundred million (2,500,000,000) shares of common stock and recommends that stockholders of the Company vote FOR approval of the increase in the authorized capital of the Company. In the event that this proposal is approved, the Board will file an amendment to the Company’s Certificate of Incorporation in Delaware similar to the attached Appendix A to increase the authorized capital of the Company.

Who can vote at the Meeting?

An aggregate of 79,180,892 votes (the “Voting Shares”) may be cast by stockholders at the Meeting, consisting of the issued and outstanding shares of Common Stock held by stockholders of record at the close of business on December 19, 2011, the Record Date.  Holders of shares of Common Stock are entitled at the Meeting to one vote for each share of Common Stock held on the Record Date.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card).  Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR approval of Proposal No. 1 and in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the Meeting for action by stockholders. Proxies in the form enclosed are being solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, Gil Boosidan, by signing another proxy card with a later date and submitting this later dated proxy to Mr. Boosidan before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting.  Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Suspect Detection Systems Inc., Attention: Gil Boosidan, Chief Executive Officer, 150 West 56th Street, New York, New York 10019 or hand delivered to Mr. Boosidan at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date.  Since there was an aggregate of 79,180,892 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 39,590,447 Voting Shares is present in person or by proxy at the Meeting.

How many votes are required to approve the proposals?

The approval of the proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. For example, if all 79,180,892 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 39,590,447 Voting Shares.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K which will be filed with the SEC within four business days after the Meeting.

How can stockholders communicate with our Board?

Company stockholders who want to communicate with our Board may write to Gil Boosidan, 150 West 56th Street, New York, New York 10019, facsimile number: (646) 329-9726, email address: gil.boosidan@gmail.com.

Your letter should indicate that you are a Company stockholder. Depending on the subject matter, Mr. Boosidan will: (i) forward the communication to the appropriate officer of the Company; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSAL NO. 1

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of common stock which will be available in the event our Board determines that it is necessary and appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, including without limitation the proposed transaction with DVTel, to establish strategic relationships with corporate partners and/or similar transactions or for other corporate purposes.

Our Board has determined to engage in a process to review our strategic alternatives, including a review of potential financing and business combination transactions. We do not currently have a commitment for any specific transaction to issue additional shares of our common stock. We have a non-binding letter of intent in place with DVTel, Inc., a Delaware corporation (“DVTel”), which provides, among other things, for the merger of a wholly-owned subsidiary to be created by us with and into DVTel, with DVTel surviving the merger as our wholly-owned subsidiary. Such letter of intent (as more fully described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2011) will terminate unless we enter into a definitive agreement with DVTel prior to February 27, 2011. This merger transaction is among other strategic alternatives we may consider pursuing. There can be no assurances that any such transaction will be pursued or consummated following the approval of this proposal to increase the Company’s authorized share capital.

The availability of additional shares of common stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with a contemplated issuance of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The text of the proposed Certificate of Amendment to our Certificate of Incorporation which contains the increase in the authorized common stock is attached hereto as Appendix A.

Under our current Certificate of Incorporation, as amended, we have the authority to issue 250,000,000 shares of common stock. As of the Record Date, 79,180,892 shares of common stock were issued and outstanding. As of the Record Date, the Company also has:

-
4,096,668 warrants issued and outstanding, 2,813,334 of which are exercisable for the same number of shares of common stock at an exercise price of $0.375 per share and 1,283,334 of which are exercisable for the same number of common stock at an exercise price of $0.15 per share; and

-
Stock options to purchase an aggregate of 26,650,200 shares of common stock issued and outstanding, which includes options to purchase an aggregate of 17,600,000 shares at an exercise price of $0.10 per share and an aggregate of 9,050,200 shares of at an exercise price of $0.15 per share, to our employees and consultants under the Company’s 2009 Global Stock Incentive Plan.

After taking into consideration our current outstanding equity obligations, in order to have sufficient shares to provide a more favorable capital structure for such purposes as equity financing, stock-based acquisitions and strategic partnerships which may require that additional shares be available for issuance, our Board has determined that it is in the best interest of our stockholders to increase the number of authorized shares of our common stock from 250,000,000 to 2,500,000,000. The additional common stock to be authorized will become part of the existing class of common stock and will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. The Certificate of Amendment will not affect the terms of the outstanding common stock or the rights of the holders of the common stock.  However, increasing the number of authorized shares of common stock may result in potential disadvantages incidental to issuing such additional stock and thereby increasing the number of outstanding shares of common stock, such as dilution of the earnings per share, which could have a depressive effect upon the market value of our common stock and an adverse effect on the voting rights of current holders of our common stock as their percentage ownership in our company would be reduced (See Effects of Issuing Additional Common Stock).

The Board believes that the potential benefit of increasing the number of the Company’s authorized shares of common stock outweighs the potential disadvantages associated with the increase in the authorized shares of common stock.  The Board believes that such increase would provide greater flexibility to pursue corporate transactions and relationships which have the potential to facilitate the Company’s growth and development and its ability to compete successfully. If we fail to facilitate growth and development, we may not be able to generate revenues or achieve profitability, and our stockholders may lose their entire investment in us.

Effects of Issuing Additional Common Stock

Our stockholders do not have any preemptive right to subscribe to any additional issue of stock of the Company. Future issuances of common stock or securities convertible into common stock would have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the future prospect of sales of significant amounts of shares held by our stockholders could affect the market price of our common stock if the marketplace does not adjust to the increase in shares in the market in an orderly manner and the value of our stockholders’ investment in our company may decrease. A significant ownership stake held by one party may discourage a potential acquirer from attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

OUR RECOMMENDATION TO STOCKHOLDERS
REGARDING PROPOSAL NO. 1

The Board has approved the amendment to our Certificate of Incorporation for the purpose of increasing the authorized capital from 250,000,000 shares of common stock, par value $.0001 per share to 2,500,000,000 shares of common stock, par value $.0001 per share and authorized and recommends that stockholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (“SEC”) allows us to “incorporate by reference” into this Proxy Statement certain of the information we have filed with the SEC. This means that we can disclose important information by referring you to those documents. All documents that we file with the SEC on or after the date of this Proxy Statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Special Meeting, will be deemed to be incorporated by reference into this Proxy Statement and to be a part of it from the date of filing of such documents. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC under its rules and regulations, including information furnished pursuant to Item 2.02 or 7.01 of Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in it or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the following documents that we have filed with the SEC, and any filings that we make with the SEC in the future, under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, until the Special Meeting has been held:

•   Our Annual Report on Form 10-K for the year ended December 31, 2010; and

•   Our Quarterly Reports on Form 10-Q for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011; and

•   Our Current Report on Form 8-K filed on October 27, 2011.

Copies of any documents incorporated by reference in this Proxy Statement are available free of charge by writing to Suspect Detection Systems, Inc., 150 West 56th Street, New York, New York 10019, attention: Gil Boosidan, or by telephoning us at (212) 977-4126.

These documents, as well as various other reports, proxy statements and other information, may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov. This information is also available on our website at www.sdss-corp.com. Except as otherwise stated above, information contained on these websites is not incorporated by reference into and does not constitute a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as December 19, 2011, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares.

The percentages below are calculated based on 79,180,892 shares issued and outstanding on December 19, 2011.  Unless indicated otherwise, all addresses below are c/o Suspect Detection Systems, Inc., 150 West 56th Street, New York, New York 10019.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

Yoav Krill	10,108,329(1)	11.6%
Gil Boosidan	5,033,349(2)	6.1%
Isahyau (Sigi) Horowitz	204,167(3)	*
Shabtai Shoval	-	-
Eran Druckman	-	-
All directors and officers as a group (5 persons)	15,345,845(4)	16.9%
               _____________
* less than 1%
(1)
Includes (i) options to purchase an aggregate of 1,000,000 shares of common stock which are exercisable within 60 days at $0.15 per share, and (ii) options to purchase an aggregate of 6,708,329 shares of common stock which are exercisable within 60 days at $0.10 per share.

(2)	Includes options to purchase an aggregate of 3,833,349 shares of common stock which are exercisable within 60 days at $0.10 per share.
(3)	Represents options to purchase shares of common stock which are exercisable within 60 days at $0.10 per share.
(4)	Includes the options to purchase shares of common stock specified in notes (1) – (3).

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of meetings.  This means that only one copy of our Proxy Statement or Notice of Meeting may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write, email or call Gil Boosidan, our Chief Executive Officer, at 150 West 56th Street, New York, New York 10019, email: gil.boosidan@gmail.com or telephone: (212) 977-4126.  If you want to receive separate copies of the Proxy Statement, Annual Report or Notice of Meeting in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

OTHER MATTERS

We do not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, the proxy holders will vote the shares represented by any proxy granted in their favor in such manner as the Board of Directors may recommend or, in absence of such a recommendation, in the proxy holders’ discretion.

By Order of the Board of Directors

By:	/s/ Gil Boosidan
Chief Executive Officer

New York, New York
December _, 2011

SUSPECT DETECTION SYSTEMS INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
Thursday, February 9, 2012

The undersigned, a stockholder of Suspect Detection Systems Inc. (the "Company"), does hereby appoint Gil Boosidan as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Stockholders of the Company to be held on Thursday, February 9, 2012, at 9:00 a.m., at 580 Broadway, Suite 1107, New York, New York 10012 (the "Meeting"), to represent the undersigned at the Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Meeting, in any manner and with the same effect as if the undersigned were personally present at the Meeting, and the undersigned hereby authorizes and instructs the above named proxy to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

 The shares represented by this Proxy shall be voted in the following manner:

1.           Approval of the proposal to amend the Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from 250,000,000 shares of common stock to 2,500,000,000 shares of common stock, $.0001 par value per share.

FOR	AGAINST	WITHOLD
☐	☐	☐

2.           In the discretion of the persons acting as proxies, on such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

 The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

 NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign in corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned on ________		________________________________

Dated: ________________, 2012	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________
Dated: ________________, 2012	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________

Appendix A

CERTIFICATE OF AMENDMENT
TO
THE CERTIFICATE OF INCORPORATION
OF
SUSPECT DETECTION SYSTEMS INC.

 The undersigned, for purposes of amending the Certificate of Incorporation (the “Certificate”) of Suspect Detection Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST :   The name of the corporation is Suspect Detection Systems Inc. (the “Corporation”), and the date of its incorporation was October 5, 2006.

SECOND:   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate to increase the number of authorized shares of the Corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED , that the Certificate of Incorporation of the Corporation be amended by changing Article FOURTH, so that, as amended said Article shall be read as follows: “The total number of shares of stock which the Corporation shall have authority to issue is 2,500,000,000 shares of common stock, $.0001 par value per share (the "Common Stock").

THIRD : That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of _______, 2012.

By:	/s/
Name:	Gil Boosidan
Title:	Chief Executive Officer

A-1